Consolidated Balance Sheets (Parantheticals) (Predecessor, USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Predecessor
VIE finance receivables, allowance for losses	$ 3,717	$ 0
Other finance receivables, allowance for losses	933	1,021
Other receivables, allowance for losses	276	108
Fixed assets, accumulated depreciation	3,128	1,484
Intangible assets, accumulated amortization	14,257	9,516
Collateral to credit and long-term debt	$ 0	$ 221